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                                                                  EXHIBIT 10.3.4

                     GUARANTOR PLEDGE AND SECURITY AGREEMENT

          THIS GUARANTOR PLEDGE AND SECURITY AGREEMENT, dated as of November 1, 2002 (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Security Agreement"), is made by TRANS HEALTHCARE, INC. ("Parent") and THOSE SUBSIDIARIES OF PARENT LISTED AS A "PLEDGOR" ON SCHEDULE V attached hereto, each having an address at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011 (each a "Pledgor" and collectively, the "Pledgors"), in favor of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, "Secured Party").

                                    RECITALS

     A. WHEREAS, Ventas Realty, Limited Partnership, a Delaware limited partnership, in its capacity as the mortgage lender, is making a first-priority mortgage loan (the "Mortgage Loan") to those entities listed as a "Mortgage Borrower" on Schedule I attached hereto, each a Delaware limited liability company (each a "Mortgage Borrower" and collectively the "Mortgage Borrowers") in the maximum principal amount of $55,000,000;

     B. WHEREAS, Ventas Realty, Limited Partnership, a Delaware limited partnership, in its capacity as the mezzanine lender, is making a mezzanine loan (the "Mezzanine Loan") to those entities listed as a "Mezzanine Borrower" on
Schedule II attached hereto, each a Delaware limited liability company (each a "Mezzanine Borrower" and collectively the "Mezzanine Borrowers") in the maximum principal amount of $22,000,000;

     C. WHEREAS, Ventas Realty, Limited Partnership, a Delaware limited partnership, in its capacity as the purchaser under that certain Purchase and Sale Agreement of even date herewith and as the lessor under that certain Master Lease of even date herewith (the "Master Lease"), with those entities listed as a "Lessee" on Schedule III attached hereto, each a Delaware limited liability company (each a "Lessee" and collectively the "Lessees") is entering into an acquisition and leaseback transaction with the Lessees (the "Sale/Leaseback Transaction");

     D. WHEREAS, Parent owns one hundred percent (100%) of the equity interests in each of the entities listed as a "Wholly-Owned Subsidiary" on Schedule IV attached hereto (each, a "Wholly-Owned Subsidiary" and collectively, the "Wholly-Owned Subsidiaries");

     E. WHEREAS, Parent and Dale J. Cordial, PT, Inc. collectively own one hundred percent (100%) of the equity interests in The pt Group of Penn Hills (the "Penn Hills Subsidiary");

     F. WHEREAS, Parent owns sixty-six and seven tenths percent (66.7%) of the equity interests in each of (i) Dale J. Cordial, PT & Robert E. Brett, PT, d/b/a The pt Group and (ii) Dale J. Cordial, PT & Steven J. Teitel, PT, d/b/a The pt Group (each, a "Partially-Owned Subsidiary" and collectively, the "Partially-Owned Subsidiaries");

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     G. WHEREAS, Dale J. Cordial, PT, Inc. owns sixty-six and seven tenths percent (66.7%) of the equity interests in Dale J. Cordial, PT, PC & Joseph R. Chrillo, MS, PT, d/b/a The pt Group (the "DJC Subsidiary");

     H. WHEREAS, Dale J. Cordial, PT, Inc. and Dale J. Cordial, PT, Inc., Number 4 (collectively, the "PT Pledgors") collectively own one hundred percent (100%) of the equity interests in each of (i) The pt Group Physical Therapy for Women and (ii) The pt Group of Moon Township (each, a "PT Pledgor Subsidiary" and collectively, the "PT Pledgor Subsidiaries");

     I. WHEREAS, Trans Healthcare of Ohio, Inc. (the "Ohio I Pledgor") owns one hundred percent (100%) of the equity interests in (i) THI of Ohio SNFs, LLC (the "Ohio I Mezzanine Borrower"), (ii) the Lessees listed under its name on Schedule III attached hereto (each an "Ohio Lessee" and collectively the "Ohio Lessees") and (iii) each of THI of Ohio at Kent, LLC, THI of Ohio at Cortland, LLC and THI of Ohio at Berea, LLC (each an "Ohio I Pledgor Subsidiary" and collectively, the "Ohio I Pledgor Subsidiaries");

     J. WHEREAS, the Ohio I Mezzanine Borrower owns one hundred percent (100%) of the equity interests in each of the Mortgage Borrowers listed under its name on Schedule I attached hereto (each, an "Ohio Mortgage Borrower" and collectively, the "Ohio Mortgage Borrowers");

     K. WHEREAS, THI of Ohio ALFs, Inc. (the "Ohio II Pledgor") owns one hundred percent (100%) of the equity interests in each of (i) THI of Ohio ALFs I, LLC (the "Ohio II Mezzanine Borrower") and (ii) the Lessee listed under its name on
Schedule III attached hereto (the "Ohio ALF Lessee");

     L. WHEREAS, THI of Maryland, Inc. (the "Maryland Pledgor") owns one hundred percent (100%) of the equity interests in (i) THI of Maryland SNFs I, LLC (the "Maryland I Mezzanine Borrower"), (ii) THI of Maryland SNFs II, LLC (the "Maryland II Mezzanine Borrower"; the Maryland II Mezzanine Borrower and the Maryland I Mezzanine Borrower are individually, a "Maryland Mezzanine Borrower" and collectively, the "Maryland Mezzanine Borrowers"), (iii) each of the Lessees listed under its name on Schedule III attached hereto (each, a "Maryland Lessee" and collectively, the "Maryland Lessees") and (iv) each of THI Therapy Concepts, LLC and THI Services of Maryland, LLC (each a "Maryland Pledgor Subsidiary" and collectively, the "Maryland Pledgor Subsidiaries");

     M. WHEREAS, the Maryland I Mezzanine Borrower owns one hundred percent (100%) of the equity interests in each of the Mortgage Borrowers listed under its name on Schedule I attached hereto (each, a "Maryland Mortgage Borrower" and collectively, the "Maryland Mortgage Borrowers");

     N. WHEREAS, the Maryland II Mezzanine Borrower owns one hundred percent (100%) of the membership interests in each of (i) THI of Maryland at Franklin Square, LLC and (ii) THI of Maryland at Fort Washington, LLC (each, a "Maryland Leasehold Entity" and collectively, the "Maryland Leasehold Entities");

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     O. WHEREAS, each of the Mezzanine Borrowers, the Lessees, the Wholly-Owned
Subsidiaries, the Penn Hills Subsidiary, the Partially-Owned Subsidiaries, the DJC Subsidiary, the PT Pledgor Subsidiaries and the Maryland Pledgor Subsidiaries, are referred to herein individually as, an "Existing Company" and collectively as, the "Existing Companies" and each corporation, limited liability company, limited partnership, general partnership or other entity which may hereafter be formed by any Pledgor, together with each Existing Company is referred to herein as, a "Company" and collectively as, the "Companies";

     P. WHEREAS, all of the agreements, instruments and other documents which govern, evidence and/or secure the Mortgage Loan, as the same may from time to time hereafter be modified, supplemented or amended, are hereinafter referred to as the "Mortgage Loan Documents"; and

     Q. WHEREAS, all of the agreements, instruments and other documents which govern, evidence and/or secure the Mezzanine Loan, as the same may from time to time hereafter be modified, supplemented or amended, are hereinafter referred to as the "Mezzanine Loan Documents";

     R. WHEREAS, all of the agreements, instruments and other documents which govern, evidence and/or secure the Sale/Leaseback Transaction, as the same may from time to time hereafter be modified, supplemented or amended, are hereinafter referred to as the "Lease Documents";

     S. WHEREAS, to secure the obligations of (i) each Mortgage Borrower under the Mortgage Loan Documents, (ii) each Mezzanine Borrower under the Mezzanine Loan Documents and (iii) each Lessee under the Master Lease and the other Lease Documents, each Pledgor has executed and delivered to Secured Party a certain Guaranty dated of even date herewith (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Master Guaranty," and capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Master Guaranty);

     T. WHEREAS, as a condition precedent to making the Mortgage Loan and the Mezzanine Loan and to consummating the Sale/Leaseback Transaction, Secured Party has required, among other things, that this Security Agreement be executed and delivered by each of the Pledgors in order to secure the obligations of each such Pledgor under the Master Guaranty;

          NOW THEREFORE, in consideration of the foregoing, and in order to induce the Secured Party to make the Mortgage Loan to the Mortgage Borrowers and the Mezzanine Loan to the Mezzanine Borrowers and to consummate the Sale/Leaseback Transaction with the Lessees, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, each of the Pledgors and Secured Party, intending to be legally bound, do hereby agree as follows:

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          1. Definitions. As used in this Security Agreement, the following terms have the meanings set forth in or incorporated by reference below:

               (a) "Code" means the Uniform Commercial Code from time to time in effect in the State of New York.

               (b) "Corporate Company" means each Company that is a corporation, whether now existing or hereafter formed.

               (c) "LLC Company" means each Company that is a limited liability company, whether now existing or hereafter formed.

               (d) "Loans" means, collectively, the Mortgage Loan and the Mezzanine Loan.

               (e) "Loan Documents" means, collectively, the Mortgage Loan Documents and the Mezzanine Loan Documents.

               (f) "Partnership Company" means each Company that is a general partnership, whether now existing or hereafter formed.

               (g) "Pledged Company Interests" means the regular membership interests, limited partnership interests or general partnership interests of any Pledgor in each LLC Company or Partnership Company, as applicable, together with all membership or partnership interest certificates, options or rights of any nature whatsoever which may be issued or granted by such LLC Company or Partnership Company, as applicable, while this Security Agreement is in effect.

               (h) "Pledged Securities" means collectively, the Pledged Company Interests and the Pledged Stock.

               (i) "Pledged Stock" means the shares of capital stock of Parent in each Corporate Company, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted by such Corporate Company while this Security Agreement is in effect.

               (j) "Proceeds" means all "proceeds" as such term is defined in
Section 9-306(1) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions with respect thereto.

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          2. Pledge, Security Interest And Assignment of Limited Liability
Company Distributions.

               (a) As security for the full and faithful payment, performance and observance by each Pledgor of all obligations to be paid, performed or observed by such Pledgor under the Master Guaranty (collectively, the "Secured Obligations"), each Pledgor hereby grants and pledges to Secured Party, as pledgee, a first priority and continuing lien on, and a first priority and continuing security interest in, and, in furtherance of such grant and pledge, hereby transfers and assigns to Secured Party as collateral security, all of its right, title and interest in, to and under, and/or with respect to, and/or arising from or out of, the following, whether now owned or hereafter acquired, whether now existing or hereafter arising and wherever located (collectively, the "Pledged Collateral"):

                    (i) all of Pledgor's right, title and interest in and to the Pledged Securities;

                    (ii) all rights, privileges, authority and power arising from Pledgor's interest in each Company (provided, however, that, so long as no Event of Default exists, Pledgor may exercise such rights, privileges, authority and power vested in Pledgor as a member, partner, shareholder or equity holder, as the case may be, of such Company);

                    (iii) the capital of Pledgor in each Company and any and all profits, losses, distributions and allocations attributable thereto as well as the proceeds of any distribution thereof, whether arising under the terms of any of the following documents, as applicable (each an "Organizational Document" and collectively, the "Organizational Documents"): articles of incorporation, certificate of formation, certificate of organization, by-laws, limited partnership agreement, limited liability company agreement, stock certificates, certificates of limited partnership interests or general partnership interests (if any), certificates of limited liability company membership interests (if any), and all amendments or modifications of any of the foregoing, and all other agreements, instruments and/or other organizational or governing documents of or relating to each Company;

                    (iv) all other payments, if any, due or to become due to Pledgor in respect of the Pledged Collateral, under or arising out of any Organizational Document of any Company, or otherwise, whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise (including, without limitation, all amounts deposited and/or to be deposited in the Cash Management Account (as defined in the Mortgage Loan Agreement and the Cash Management Account (as defined in the Mezzanine Loan Agreement) and all other cash collateral for the Loans);

                    (v) all of Pledgor's claims, rights, powers, privileges, authority, options, security interests, Liens and remedies, if any, under or arising out of the ownership of the Pledged Collateral;

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                    (vi) all present and future claims, if any, of Pledgor
against any Company for monies loaned or advanced, for services rendered or otherwise;

                    (vii) all of Pledgor's rights pursuant to any Organizational Document of any Company, or at law, to exercise and enforce every right, power, remedy, authority, option and privilege of Pledgor relating to the Pledged Securities, including the right to execute any instruments and to take any and all other action on behalf of and in the name of Pledgor in respect of the Pledged Securities and/or such Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce or collect any of the foregoing or any property of such Company, to enforce or execute any checks, or other instruments or orders and to file any claims and to take any action in connection with any of the foregoing;

                    (viii) all Investment Property (as such term is defined in the Code) issued by, or relating to, any Company;

                    (ix) all equity interests or other property now owned or hereafter acquired by Pledgor as a result of exchange offers, recapitalizations of any type, contributions to capital, options or other rights relating to the Pledged Collateral; and

                    (x) to the extent not otherwise included, all Proceeds of any or all of the foregoing, as applicable.

               (b) Concurrently with the execution of this Security Agreement,
(i) each of the Pledgors shall execute and deliver to Secured Party, for filing, all UCC-1 financing statements in proper form necessary to perfect the security interests granted hereunder in all jurisdictions deemed relevant by Secured Party (collectively, the "Financing Statements"), and each of the Pledgors agrees to pay any and all fees or other charges relating to the filing of the Financing Statements and hereby authorizes and instructs Secured Party to make such payments by deducting from the proceeds of the Loans advanced to the Pledgors the full amount of such fees or other charges.

               (c) (i) With respect to each Wholly-Owned Subsidiary, Parent shall deliver to Secured Party the sole original executed certificated security in registered form which represents all of the shares in such Wholly-Owned Subsidiary, (ii) with respect to the Ohio I Mezzanine Borrower, the Ohio I Pledgor shall deliver to Secured Party the sole original executed certificated security in registered form which represents the sole limited liability company membership interest in the Ohio I Mezzanine Borrower, (iii) with respect to each Ohio Lessee, the Ohio I Pledgor shall deliver to Secured Party the sole original executed certificated security in registered form which represents the sole limited liability company membership interest in such Ohio Lessee, (iv) with respect to each Ohio I Pledgor Subsidiary, the Ohio I Pledgor shall deliver to Secured Party the sole original executed certificated security in registered form which represents the sole limited liability company membership interest in such Ohio I Pledgor Subsidiary, (v) with respect to the Ohio II Mezzanine Borrower, the Ohio II Pledgor shall deliver

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to Secured Party the sole original executed certificated security in registered form which represents the sole limited liability company membership interest in the Ohio II Mezzanine Borrower, (vi) with respect to the Ohio ALF Lessee, the Ohio II Pledgor shall deliver to Secured Party the sole original executed certificated security in registered form which represents the sole limited liability company membership interest in the Ohio ALF Lessee, (vii) with respect to each Maryland Mezzanine Borrower, the Maryland Pledgor shall deliver to Secured Party the sole original executed certificated security in registered form which represents the sole limited liability company membership interest in such Maryland Mezzanine Borrower, (viii) with respect to each Maryland Lessee, the Maryland Pledgor shall deliver to Secured Party the sole original executed certificated security in registered form which represents the sole limited liability company membership interest in such Maryland Lessee and (ix) with respect to each Maryland Pledgor Subsidiary, the Maryland Pledgor shall deliver to Secured Party the sole original executed certificated security in registered form which represents the sole limited liability company membership interest in such Maryland Pledgor Subsidiary. Attached hereto as Exhibit A is a copy of the certificates to be delivered to Secured Party pursuant to the immediately preceding sentence (each, a "Certificate" and collectively, the "Certificates"). Each Certificate shall be duly "indorsed in blank" within the meaning of the Code in a manner sufficient to provide Secured Party with "control" of such certificated security within the meaning of Section 8-106 of the Code. Concurrently with the delivery to Secured Party of each Certificate representing one or more shares of the Pledged Securities, Parent shall deliver an undated stock or certificate power covering each such Certificate, duly executed in blank with signature guaranteed if Secured Party shall so request.

               (d) That portion of the Pledged Collateral which is comprised of all distributions or other payments or receipts of cash or other property (including, but not limited to, Investment Property or other property described in Section 2(a)(viii) or Section 2(a)(ix) hereof) received by any Pledgor directly or indirectly from any Company is referred to hereinafter sometimes as the "Distributions". Notwithstanding anything to the contrary set forth in this Security Agreement, with respect to the Distributions, subject to the provisions of the Loan Documents and the Lease Documents, including, but not limited to the Master Guaranty, this Security Agreement constitutes a present, and current assignment of the Distributions effective upon the execution and delivery hereof. Accordingly, if any Pledgor shall, at any time during a Cash Management Period (as defined in the Mortgage Loan Agreement and the Mezzanine Loan Agreement) or during a period in which it is in violation of any of the Loan Documents or Lease Documents, including, but not limited to, the Master Guaranty, receive, irrespective of whether or not such receipt occurs before or after an Event of Default, one or more Distributions (including, but not limited to, any distribution of the items of Pledged Collateral referred to in Section 2(a)(viii) or Section 2(a)(ix) above), such funds or property shall be held by such Pledgor in trust for Secured Party and delivered within three (3) Business Days to Secured Party (duly endorsed in blank in the case of certificated securities in registered form (within the meaning of relevant Sections of the Code)) for application by Secured Party in accordance with Section 11 hereof.

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          3. Representations and Warranties. Each Pledgor represents and warrants as of the date hereof that:

               (a) no authorization, consent of or notice to any other Person (including, without limitation, any member, partner, shareholder or creditor of Pledgor, or of any Company) that has not been obtained, is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement including, without limitation, the assignment and transfer by Pledgor of any of the Pledged Collateral to Secured Party or the subsequent transfer thereof by Secured Party pursuant to the terms hereof;

               (b) the Pledged Securities constitute all the issued and outstanding equity, membership interests, limited partnership interests, general partnership interests or capital stock, as the case may be, in the each Company (other than the Partially-Owned Subsidiaries and the DJC Subsidiary);

               (c) Parent owns sixty-six and seven tenths percent (66.7%) in each of the Partially-Owned Subsidiaries and such interests represent all of the interest owned by Parent;

               (d) Dale J. Cordial, PT, Inc. owns sixty-six and seven tenths percent (66.7%) in the DJC Subsidiary and such interests represent all of the interest owned by Dale J. Cordial, PT, Inc.;

               (e) Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Company Interests pledged by it, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Security Agreement;

               (f) upon the filing of the UCC-1 financing statements referred to in Section 2(b) and delivery of the Certificates referred to in Section 2(c), the Lien granted pursuant to this Security Agreement will constitute a valid, perfected first priority Lien on the Pledged Company Interests and related Proceeds, enforceable as a valid, perfected first priority Lien against all creditors of Pledgor and any Persons purporting to purchase any Pledged Company Interests and related Proceeds from Pledgor;

               (g) all of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

               (h) Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock pledged by it, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Security Agreement;

               (i) upon delivery to Secured Party of the Certificates evidencing the Pledged Stock pledged by Parent, the Lien granted pursuant to this Security Agreement will constitute a valid, perfected first priority Lien on such Pledged Stock and related Proceeds,

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enforceable as a valid, perfected first priority Lien against all creditors of
Parent and any Persons purporting to purchase any Pledged Stock and related Proceeds from Parent;

               (j) the exact name of Pledgor is as set forth in the introductory paragraph of this Security Agreement or as set forth on Schedule V hereof;

               (k) Pledgor is organized under the laws of the State set forth in the introductory paragraph of this Security Agreement or as set forth on
Schedule V hereof;

               (l) the principal place of business and chief executive office of Pledgor is located at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011;

               (m) there currently exist no certificates, instruments or writings representing the Pledged Securities in any Partnership Company. However, to the extent that in the future there exist any such certificates, instruments or writings, Pledgor shall deliver all such certificates, instruments or writings to Secured Party;

               (n) the Existing Companies and the Mortgage Borrowers represent all the existing direct and indirect subsidiaries of Parent; provided, however, Parent owns one hundred percent (100%) of a subsidiary know as THI of Columbus, Inc, and a subsidiary known as THI of Cleveland, Inc.; and

               (o) there are no shareholder, partnership or member agreements or other Organizational Documents which limit the rights of any Pledgor to pledge the Pledged Collateral or limit the ability of Lender to exercise any of its rights with respect to the Pledged Collateral.

          4. Covenants. Each Pledgor covenants and agrees with Secured Party that, from and after the date of this Security Agreement until the Loans are paid in full and the obligations of the Lessees under the Lease Documents have been satisfied in full (exclusive of any indemnification or other obligations which are expressly stated in any of the Loan Documents or Lease Documents to survive satisfaction of the Loan Documents or Lease Documents, but subject to the potential early termination of the Master Guaranty as set forth in Section
2.12 thereof as it relates to the Mortgage Loan):

               (a) if Pledgor shall, as a result of its ownership of the Pledged Securities, become entitled to receive or shall receive any stock certificate, limited partnership or general partnership certificate, or regular membership certificate, as applicable (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Pledged Securities, or otherwise in respect thereof, Pledgor shall accept the same as Secured Party's agent, hold the same in trust for Secured Party and deliver the same forthwith to Secured Party in the exact form received, duly endorsed by Pledgor to Secured Party, if required, together with an undated stock, regular limited partnership or general

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partnership interest, or membership interest power covering such certificate duly executed in blank and with signature guaranteed if Secured Party shall so request, to be held by Secured Party hereunder as additional security for the Loans and the obligations arising under the Sale/Leaseback Transaction. Any sums paid upon or in respect of the Pledged Securities upon the liquidation or dissolution of any Company shall be paid over to Secured Party to be held by it hereunder as additional security for the Loans and the obligations arising under the Sale/Leaseback Transaction, and in case any distribution of capital shall be made on or in respect of the Pledged Securities or any property shall be distributed upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Company, or pursuant to the reorganization thereof, the property so distributed shall be delivered to Secured Party to be held by it, subject to the terms hereof, as additional security for the Loans and the obligations arising under the Sale/Leaseback Transaction. If any sums of money or property so paid or distributed in respect of the Pledged Company Interests shall be received by Pledgor, Pledgor shall, until such money or property is paid or delivered to Secured Party, hold such money or property in trust for Lender, segregated from other funds of Pledgor, as additional security for the Loans and the obligations arising under the Sale/Leaseback Transaction.

               (b) Without the prior written consent of Secured Party, Pledgor shall not, directly or indirectly, (i) vote to enable, or take any other action to permit, any Company to issue any limited or general partnership interests, membership interests or shares, as applicable, or to issue any other securities convertible into, or to grant the right to purchase or exchange for, any limited or general partnership interests or membership interests, as applicable, in any Company, or (ii) except as permitted by the Loan Documents or the Lease Documents, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Pledged Collateral, or (iii) create, incur, authorize or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Collateral, or any interest therein, except for the Lien provided for by this Security Agreement. Pledgor shall defend the right, title and interest of Secured Party in and to the Pledged Collateral against the claims and demands of all Persons whomsoever.

               (c) If any amount payable under or in connection with any of the Pledged Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Secured Party, duly endorsed in a manner satisfactory to Secured Party, to be held as Pledged Collateral pursuant to this Security Agreement.

               (d) Pledgor (i) will not, and will not permit any Company to, create, incur or permit to exist, (ii) will, and will cause each Company to, defend the Pledged Securities against, and (iii) will, and will cause each Company to, take all such other action as is necessary to remove, any Lien or claim on or to the Pledged Securities, other than the Liens created hereby. Pledgor will, and will cause each Company to, defend the right, title and interest of Secured Party in, to and under the Pledged Securities against the claims and demands of all Persons whomsoever.

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               (e) Pledgor will furnish and will cause each Company to furnish to Secured Party from time to time statements and schedules further identifying and describing the Pledged Securities and such other reports in connection with the Pledged Securities as Secured Party may reasonably request, all in reasonable detail.

               (f) Pledgor will not and will not permit any Company to (unless
(i) it shall have given thirty (30) days' prior written notice to such effect to Secured Party and (ii) all action necessary or advisable, in Secured Party's opinion, to protect and perfect the Liens and security interests intended to be created hereunder with respect to the Pledged Securities shall have been taken):
(A) change the location of its chief executive office or principal place of business from that specified in Section 3 above, or (B) change its name, identity or structure, or (c) reorganize or reincorporate under the laws of another jurisdiction.

               (g) Pledgor shall pay, and save Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Security Agreement.

          5. Indemnification.

               (a) Each Pledgor shall indemnify and hold harmless Secured Party and its directors, officers, employees, agents and contractors from and against any and all liability, loss, expense, cost or damage which any of them may suffer or incur and which arises out of or results from:

                    (i) this Security Agreement, the grant, pledge and assignment of security hereunder, the receipt of Distributions, and/or the exercise of any right, remedy or power hereunder, except to the extent that it is finally judicially determined that any such liability, loss, expense, cost or damage resulted from the gross negligence, fraud or willful misconduct of any indemnified person; or

                    (ii) any claim or any alleged obligation, liability or duty on the part of Secured Party to perform or discharge on behalf of Pledgor any obligation, liability or duty of Pledgor which arises or accrues prior to the date, if ever, on which Secured Party acquires title to the Pledged Collateral by foreclosure, assignment in lieu of foreclosure or otherwise.

               (b) Each Pledgor shall reimburse each Person indemnified under this Section 5 within ten (10) Business Days after demand by Secured Party or such indemnified person for the full amount of any indemnity to which such person may be entitled hereunder, which shall include all of such person's reasonable costs and expenses with respect thereto (including, without limitation, court costs and reasonable attorneys' fees and related expenses as and when incurred), and the full amount of Pledgor's indemnity obligation shall be considered to be a Secured Obligation and shall be secured hereby. The indemnity set forth in this Section 5 shall survive the termination of this Security Agreement.

               (c) Notwithstanding anything contained herein or in any of the Loan Documents to the contrary, no Pledgor will be liable for any losses described in this Section 5, which first occur following the effective date of a transfer of title to the Pledged Collateral to Secured Party or its Affiliates, in foreclosure or otherwise.

          6. Remedies. If an Event of Default shall occur:

               (a) Secured Party, without obligation to resort to any other security, right or remedy granted under any other agreement or instrument, shall have the right, in addition to all rights, powers and remedies of a secured party pursuant to the Code and/or any other applicable laws, to, at any time and from time to time, (i) cause any part or all of the Pledged Collateral to be registered in or transferred into the name of Secured Party or into the name of a nominee or nominees, or designee or designees, of Secured Party, and/or (ii) apply the cash, if any, then held by it as Pledged Collateral in reduction of the Secured Obligations in accordance with the terms of the Loan Documents, and/or (iii) sell, resell, assign and deliver, in its sole and absolute discretion, any or all of the Pledged Collateral (whether in whole or in part and at the same or different times) and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash and/or with credit provided by Secured Party, and in connection therewith Secured Party may grant options and may impose conditions such as requiring any purchaser to represent that any "securities" (within the meaning of the Federal securities laws) constituting any part of the Pledged Collateral are being purchased for investment only, and in connection with any of the foregoing described in clause (iii), each Pledgor hereby irrevocably waives and releases any and all rights of redemption. If all or any part of the Pledged Collateral is sold by Secured Party upon credit provided by Secured Party, Secured Party shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Secured Party may freely resell such Pledged Collateral. Secured Party may exercise its rights with respect to less than all of the Pledged Collateral, leaving unexercised its rights with respect to the remainder of the Pledged Collateral; such partial exercise shall in no way restrict or jeopardize Secured Party's right to exercise its rights with respect to all or any part of the remaining Pledged Collateral at a later time or times. Secured Party may, instead of the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to foreclose all or any part of the security interests in the Pledged Collateral and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

               (b) Secured Party may exercise, either by itself or by its nominee or designee, in the name and place of any Pledgor, the rights, powers and remedies granted to Secured Party under Section 2(a) hereof, including but not limited to Section 2(a)(ii) hereof, in respect of the Pledged Collateral. Such rights, powers and remedies shall include, without limitation, the right to exercise all voting, consent, managerial and other rights relating to the Pledged Collateral, whether in such Pledgor's name or otherwise, and the right to exercise such

Pledgor's rights, if any, of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral, including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any Company, all without liability, except to account for property actually received by Secured Party.

               (c) Each Pledgor hereby irrevocably authorizes and empowers Secured Party, and assigns and transfers to Secured Party, and constitutes and appoints Secured Party and any of its assigns, its true and lawful attorney-in-fact, and as its agent, irrevocably, with full power of substitution for it and in its name, in order to more fully vest in Secured Party the rights and remedies provided for herein, and each Pledgor, further authorizes and empowers Secured Party and any of its assigns, as its attorney-in-fact, and as its agent, irrevocably, with full power of substitution for it and in its name, to proceed from time to time in Pledgor's name in any statutory or non-statutory legal or other proceeding, including but not limited to any bankruptcy proceeding, affecting Pledgor or the Pledged Collateral, and Secured Party, any of its assigns or their respective nominees or designees, may in connection herewith (i) execute and file proofs of claims relating to the Pledged Collateral and vote such claims for all or any portion of the Pledged Collateral
(x) for or against any proposal or resolution, (y) for a trustee or trustees or for a receiver or receivers or for a committee of creditors and/or (z) for the acceptance or rejection of any proposed arrangement, plan or reorganization, composition or extension, and Secured Party or its nominee or designee may receive any payment or distribution and give acquittance therefor and may exchange or release any portion or all of the Pledged Collateral; and (ii) endorse any draft or other instrument for the payment of money, execute releases and negotiate settlements. Nothing contained in the foregoing provisions of this
Section 6(c) shall be deemed or construed to be a limitation on, or waiver by Secured Party of, any of Secured Party's other rights or remedies hereunder or under any of the Mortgage Loan Documents, the Mezzanine Loan Documents or the Lease Documents. Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. The foregoing powers of attorney are irrevocable and coupled with an interest, and any similar or dissimilar powers heretofore given by any Pledgor in respect of the Pledged Collateral to any other person other than Secured Party are hereby revoked. The power of attorney granted herein shall terminate automatically upon the termination of this Security Agreement in accordance with Section 15 hereof.

               (d) Secured Party may at any time and from time to time, without notice to, or assent by, any Pledgor or any other person, but without affecting any of the Secured Obligations, in the name of such Pledgor or in the name of Secured Party (i) notify any other party to make payment and performance with respect to any item of Pledged Collateral directly to Secured Party, (ii) extend the time of payment and performance of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any obligations owing to such Pledgor, or claims of such Pledgor under any of the Organizational Documents of any Company, (iii) file any claims, and/or commence, maintain or discontinue any actions, suits or other proceedings deemed by Secured Party to be necessary or advisable for the purpose of collecting upon or enforcing any of the Organizational Documents of any Company, and (iv) execute any instrument and do all other things deemed necessary and proper by Secured Party to protect and preserve and realize upon the Pledged Collateral or any portion thereof and the other rights contemplated hereby.

               (e) Secured Party may without notice to, or the consent of, any Pledgor require (i) that any and all Distributions, and/or other distributions or payments of any type payable to such Pledgor with respect to all or any part of the Pledged Collateral be paid to Secured Party and/or its nominees, and/or
(ii) that Secured Party or its nominee, designee, agent or assignee be substituted for such Pledgor or any of its nominees or designees, as officers and/or directors and/or other agents or representatives of any Company.

               (f) Pursuant to the powers of attorney provided for by Section 6(c) hereof, Secured Party may reasonably take any action and exercise and execute any instrument which it may deem necessary or advisable to accomplish the purposes of this Security Agreement. Without limiting the generality of the foregoing, Secured Party shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to any Pledgor representing any Distribution, interest, payment of principal or other distribution or payment payable in respect of the Pledged Collateral or any part thereof, and for and in the name, place and stead of such Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer in respect of the Pledged Collateral and any other property which is or may become a part of the Pledged Collateral hereunder.

               (g) Without limiting any other provision of this Security Agreement, and without waiving or releasing any Pledgor from any obligation or default hereunder, Secured Party shall have the right, but not the obligation, to perform any act or take any action, as it, in its judgment, may deem necessary to cure any Event of Default, cause any term, covenant, condition or obligation required under this Security Agreement to be performed or observed by any Pledgor to be promptly performed or observed on behalf of such Pledgor, or protect the security provided to Secured Party under this Security Agreement. All amounts advanced by, or on behalf of, Secured Party in exercising its rights under this Section 6(g) (including, but not limited to, reasonable legal expenses and disbursements incurred in connection therewith as and when incurred), together with interest thereon at a rate equal to ten percent (10%) (the "Default Rate") from the date of each such advance, shall be payable by the Pledgors to Secured Party within fifteen (15) days after written demand therefor and shall be Secured Obligations under this Security Agreement.

          7. Sales of the Pledged Collateral; Strict Foreclosure.

               (a) No demand, advertisement or notice, all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of all or any part of the Pledged Collateral pursuant to
Section 6 hereof, except that Secured Party shall give such Pledgor at least ten
(10) days' prior written notice of the time and place of any public sale or of the time and the place at which any private sale or other disposition is to be made, which notice such Pledgor hereby agrees is reasonable, and all other demands, advertisements and notices are hereby irrevocably waived by such Pledgor. To the extent permitted by law, Secured Party shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given, and Secured Party may without notice or publication adjourn any public or private sale, and such sale may, without further notice, be made at the time and place to which such sale is so adjourned. Subject only to provisions of applicable law which cannot be waived, upon each public or private sale of any portion of or all of the Pledged Collateral, Secured Party (or its nominee or designee) may purchase any or all of the Pledged Collateral being sold, free and clear of and discharged from any trusts, claims, equity or right of redemption of any Pledgor, all of which are hereby waived and released to the extent permitted by law, and may make payment therefor by credit against any of the Secured Obligations in lieu of cash or any other obligations. In the case of any sale, public or private, of any portion of or all of the Pledged Collateral, each Pledgor shall be responsible for, and shall pay within fifteen (15) days after demand therefore, all costs and expenses of every kind relating to the sale and delivery of the Pledged Collateral, including, without limitation, brokers' and reasonable attorneys' fees and disbursements and any tax imposed thereon and such obligation to pay such costs and expenses shall be a Secured Obligation.

               (b) To the extent permitted under applicable law, Secured Party shall not be required to conduct any foreclosure sale of any part of the Pledged Collateral. Secured Party may, in its sole and absolute discretion, retain and acquire for itself and/or its designees or nominees, the Pledged Collateral by, as contemplated by Section 6(a)(i) hereof, instructing each Pledgor to register on its ledgers and books Secured Party's acquisition of the Pledged Collateral and the Certificate which embodies the Pledged Collateral, subject to any rights of such Pledgor to object in accordance with the Code, if such Pledgor has not renounced or waived such rights in accordance with the Code. In connection therewith, Secured Party shall have the right to complete any endorsements in its favor on the Certificates or any other certificated securities or instruments which at any time are part of the Pledged Collateral.

          8. Securities Laws.

          If an Event of Default shall have occurred, Secured Party may, in its sole and absolute discretion, sell all of the Pledged Collateral or any part thereof by private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that such sale may legally be effected without registration pursuant to the Securities Act of 1933 or any other Federal, state or local law governing the offering or sale of securities, provided that at least ten (10) days' prior written notice of the time and place of any such sale shall be given to the applicable Pledgor. Without limiting the generality of the foregoing, in any such event Secured Party, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof shall not have been filed or shall not have become effective such Securities Act, (ii) may approach and negotiate with a single potential purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In the event of any such sale,

Secured Party shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price which Secured Party may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          9. Receipt of Sale Proceeds.

          Upon any sale of the Pledged Collateral, or any portion thereof, by Secured Party hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of Secured Party or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Secured Party or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          10. Costs and Expenses.

               (a) Each Pledgor agrees that it shall pay to Secured Party:

                    (i) within fifteen (15) days after receipt of an invoice therefor (accompanied by customary supporting material), the amount of any taxes Secured Party may have been required to pay by reason of the security interests created in the Pledged Collateral hereunder (excluding any income taxes, franchise taxes or other taxes based upon Secured Party's income) or any amount necessary to free any of the Pledged Collateral from any lien not created in favor of Secured Party thereon, and

                    (ii) within fifteen (15) days after receipt of an invoice therefor (accompanied by customary supporting material), the amount of any and all reasonable expenses, including the reasonable fees and disbursements of counsel as and when incurred and of any other agents or experts and any transfer taxes or other taxes or governmental charges or fees (whether now existing or hereinafter enacted), Secured Party may incur in connection with (a) the enforcement of this Security Agreement, including such reasonable expenses as are incurred to preserve the value of the Pledged Collateral or the validity, effectiveness, enforceability, perfection, priority or value of any security interest, (b) after the occurrence of an Event of Default, the collection, sale or other disposition of any of the Pledged Collateral, (c) the exercise by Secured Party of any of the rights and/or remedies conferred upon it hereunder, or (d) any Event of Default.

               (b) Any amount required to be paid by any Pledgor under Section 10(a) above which is not paid when due shall bear interest for each day from the date advanced by or on behalf of the Secured Party until repaid by such Pledgor at the Default Rate. All obligations and liabilities of each Pledgor under
Section 10(a) above and this Section 10(b) shall be Secured Obligations under this Security Agreement.

          11. Application of Pledgor's Pledged Collateral.

          The Pledged Collateral and any proceeds thereof (including, without limitation, any proceeds from the sale of all or any portion of the Pledged Collateral and all Distributions) now or at any time hereafter received or retained by Secured Party pursuant to the provisions of this Security Agreement shall, after the occurrence of an Event of Default and acceleration of the Loans, be applied by Secured Party in the following order of priority: first, to the payment of all costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Security Agreement (including, without limitation, reasonable attorneys' fees) and, second, to the payment of the Secured Obligations in such order and manner as Secured Party may determine in its sole and absolute discretion.

          12. Further Assurances.

          Each Pledgor agrees that at its sole expense and in such manner and form as Secured Party reasonably may require at any time and from time to time, it shall execute, deliver, file and/or record any financing statement, specific assignment or other writing or instrument, and take any other action that Secured Party may deem reasonably necessary or desirable, or that Secured Party may reasonably request, in order to create, preserve or validate any security interests created hereunder or the priority thereof or to enable Secured Party to exercise and enforce its rights hereunder with respect to any of the Pledged Collateral. Each Pledgor hereby authorizes Secured Party to execute and file at any time or from time to time, in the name of such Pledgor, such UCC financing statements and other similar instruments as Secured Party in its sole discretion may deem necessary or desirable to perfect and continue the security interests created hereunder.

          13. Attorney-In-Fact.

          Secured Party is hereby appointed the attorney-in-fact, with full power of substitution, of each Pledgor for the purpose of carrying out the provisions hereof from time to time, after an Event of Default, in Secured Party's discretion, and taking any action and executing any instruments (including, without limitation, financing or continuation statements, conveyances, assignments and transfers) which Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is coupled with an interest and is irrevocable. Each Pledgor shall indemnify and hold harmless Secured Party from and against any liability, loss, cost, expense and/or damage which it may incur in the exercise and performance, in good faith, of any of Secured Party's powers and/or duties specifically set forth herein.

          14. Waivers.

          No Pledgor shall be entitled to any notices of any nature whatsoever from Secured Party except with respect to matters for which this Security Agreement or the Loan Documents specifically and expressly provide for the giving of notice by Secured Party to Pledgor and except with respect to matters for which Pledgor is not, pursuant to applicable Legal

Requirements, permitted to waive the giving of notice. Each Pledgor hereby expressly waives the right to receive any notice from Secured Party with respect to any matter for which this Security Agreement or the Loan Documents does not specifically and expressly provide for the giving of notice by Secured Party to Pledgor. No delay or omission on the part of Secured Party in exercising any right hereunder shall operate as a waiver of that right or of any other right hereunder. Any waiver of any right on any one occasion shall not be construed as a bar to or waiver of that or any other right on any future occasion. No course of dealing between any Pledgor and Secured Party nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder or with respect to any of the Secured Obligations shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or otherwise with respect to the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          15. Termination.

          This Security Agreement and the security interests in and lien on each Pledgor's Pledged Collateral created hereby shall terminate upon the earlier of
(i) the indefeasible payment and satisfaction in full of all of the Secured Obligations or (ii) the occurrence of a Covenant Replacement Event under Section
2.13 of the Master Guaranty.

          16. Integration Clause.

          This Security Agreement, together with all of the other Loan Documents, represents the entire agreement between the parties with respect to the subject matter hereof, and all prior or contemporaneous agreements, understandings or other communications, oral or written, regarding the subject matter which are not expressed herein or therein shall be of no force and effect.

          17. Amendments and Waivers In Writing Only.

          This Security Agreement shall not be amended or otherwise modified except by a further written agreement executed and delivered by all of the parties hereto. No waiver, express or implied, of any of the provisions hereof shall be effective unless embodied in a written document executed by the party hereto who is charged with such waiver.

          18. Successors and Assigns.

          Except as may be expressly permitted in the Loan Documents and the Lease Documents, neither this Security Agreement, nor any right title and/or interest herein, shall be assigned or otherwise transferred by any Pledgor without the prior written consent of Secured Party. Subject to the preceding sentence, this Security Agreement shall inure to the benefit of the parties hereto and their respective successors and assigns.

          19. Notices.

          All notices, demands, requests, consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder to Secured Party or any Pledgor or which are given to Secured Party or any Pledgor with respect to this Security Agreement shall be in writing and otherwise given in accordance with Section 10.5 of the Master Guaranty.

          20. No Duty to Preserve Pledgor's Pledged Collateral.

          Secured Party shall not have any duty as to the collection or protection of the Pledged Collateral or any income thereon or payments with respect thereto, or as to the preservation of any rights pertaining thereto, beyond exercising reasonable care with respect to any cash or any Certificate that is actually in Secured Party's possession pursuant hereto.

          21. No Release.

          The obligations of each Pledgor under this Security Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and, subject to Section 15 hereof, shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstances or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, any of the Loan Documents or Lease Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any of the Loan Documents or Lease Documents or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any of the Loan Documents or Lease Documents, respectively; (c) any furnishing of any additional security to Secured Party or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by Secured Party; or
(d) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor.

          22. Waiver of Marshalling of Assets Defense.

          To the fullest extent that each Pledgor may legally do so, each Pledgor hereby waives all rights to a marshalling of the assets of Pledgor, and/or any others with interests in Pledgor, and/or of the Pledged Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agree not to assert any right under any laws pertaining to the marshalling of assets, sales in inverse order of alienation or any other matters whatsoever to defeat, reduce or affect the right of Secured Party to a sale of the Pledged Collateral for the collection of the Secured Obligations without any prior or different resort for collection.

          23. General Provisions Relating To Secured Party's Remedies.

          Without limitation of any right or remedy of Secured Party in this Security Agreement, each Pledgor acknowledges and agrees that upon the occurrence and during the continuance of an Event of Default (i) the rights and remedies of Secured Party herein provided or provided under any of the Loan Documents or Lease Documents shall be cumulative, and shall be in addition to and not exclusive of or in limitation of any rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the Code or any other applicable laws or in an equity proceeding, (ii) Secured Party shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings, in each case as Secured Party, in its sole and absolute discretion, shall determine from time to time, (iii) Secured Party shall not be required to either marshal assets or sell the Pledged Collateral in any inverse order of alienation, and shall not be subjected to any "one action" or "election of remedies" law or rule, (iv) the exercise by Secured Party of any remedies against any of the Pledged Collateral shall not impede Secured Party from subsequently or simultaneously exercising remedies against any other collateral or security, and (v), subject to Section 15 hereof, all liens and other rights, remedies and privileges provided to Secured Party in this Security Agreement and the other Loan Documents or Lease Documents or otherwise shall remain in full force and effect and shall in no event terminate prior to the exhaustion by Secured Party of all of its remedies against the Pledged Collateral and Secured Party's foreclosure, sale and/or other realization upon all of the Pledged Collateral.

          24. Governing Law.

          This Security Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without regard to its conflicts of law principles.

          25. Registration of Pledge.

          Concurrently with the execution of this Security Instrument, Parent shall deliver to the Penn Hills Subsidiary and each Partially-Owned Subsidiary, written instructions substantially in the form of Exhibit B attached hereto and shall cause each such subsidiary to deliver to Secured Party an Initial Transaction Statement in the form of Exhibit C attached hereto confirming that such subsidiary has noted the pledge effected by this Security Agreement on its books and records. Similarly, (i) Dale J. Cordial, PT, Inc. shall deliver to each of (A) the Penn Hills Subsidiary and (B) the DJC Subsidiary, written instructions substantially in the form of Exhibit B attached hereto and shall cause each such subsidiary to deliver to Secured Party an Initial Transaction Statement in the form of Exhibit C attached hereto confirming that such subsidiary has noted the pledge effected by this Security Agreement on its books and records, and (ii) each of the PT Pledgors shall deliver to each of the PT Pledgor Subsidiaries, written instructions substantially in the form of Exhibit B attached hereto and shall cause each such subsidiary to deliver to Secured Party an Initial Transaction Statement in the form of Exhibit C attached hereto confirming that such subsidiary has noted the pledge effected by this Security Agreement on its books and records.

          IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                        PLEDGOR:

                                        TRANS HEALTHCARE, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        TRANS HEALTHCARE OF OHIO, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        THI OF OHIO ALFS, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        THI PROPERTIES, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President

                                        THI SERVICES CORP.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        THI SPECIALTY HOSPITALS OF OHIO, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        TRANS HEALTH MANAGEMENT, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        THI OF MARYLAND, INC.,
                                        a Delaware corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        PHYSICAL THERAPY PLUS, INC.,
                                        a Pennsylvania corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President

                                        DALE J. CORDIAL, PT, INC.,
                                        a Pennsylvania corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        DALE J. CORDIAL, PT, INC., NUMBER 4,
                                        a Pennsylvania corporation


                                        By:   /s/ ANTHONY F. MISITANO
                                           -------------------------------------
                                           Name:  Anthony F. Misitano
                                           Title: President


                                        THE PT GROUP OF PENN HILLS,
                                        a Pennsylvania general partnership


                                        By: Trans Healthcare, Inc.,
                                            a Delaware corporation,
                                            its Partner


                                            By:   /s/ ANTHONY F. MISITANO
                                               ---------------------------------
                                               Name:  Anthony F. Misitano
                                               Title: President


                                        THE PT GROUP PHYSICAL THERAPY FOR WOMEN, a Pennsylvania general partnership


                                        By: Dale J. Cordial, PT, Inc.,
                                            a Pennsylvania corporation,
                                            its Partner


                                            By:   /s/ ANTHONY F. MISITANO
                                               ---------------------------------
                                               Name:  Anthony F. Misitano
                                               Title: President

                                        THE PT GROUP OF MOON TOWNSHIP,
                                        a Pennsylvania general partnership


                                        By: Dale J. Cordial, PT, Inc., Number 4,
                                            a Pennsylvania corporation,
                                            its Partner


                                            By:   /s/ ANTHONY F. MISITANO
                                               ---------------------------------
                                               Name:  Anthony F. Misitano
                                               Title: President


                                        THI THERAPY CONCEPTS, LLC,
                                        a Delaware limited liability company


                                        By:   /s/ JEFFREY A. BARNHILL
                                           -------------------------------------
                                           Name:  Jeffrey A. Barnhill
                                           Title: Vice-President


                                        THI SERVICES OF MARYLAND, LLC,
                                        a Delaware limited liability company


                                        By:   /s/ JEFFREY A. BARNHILL
                                           -------------------------------------
                                           Name:  Jeffrey A. Barnhill
                                           Title: Vice-President

                                        [Signatures continued on next page]

                                        SECURED PARTY:

                                        VENTAS REALTY, LIMITED PARTNERSHIP,
                                        a Delaware limited partnership


                                        By: Ventas, Inc.
                                            a Delaware corporation,
                                            its sole general partner


                                            By:   /s/ T. RICHARD RINEY
                                               ---------------------------------
                                               Name:  T. Richard Riney
                                               Title: Executive Vice
                                                      President/General Counsel